UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2009

TBS INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	000-51368	98-0225954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Commerce Building
Chancery Lane
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices)

(441) 295-9230
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

As a result of current economic conditions and their impact on the shipping industry, and specifically the market value of vessels, we initiated discussions with the lenders for our credit facilities to obtain waivers of the financial covenants, including the collateral coverage covenants.  The modifications, which became effective March 27, 2009, waive the collateral coverage covenants and other financial covenants through the fourth quarter of 2009, provided that we meet two additional covenants.  These new covenants are a minimum end of month cash balance of not less than $40.0 million and a ratio of earnings before interest, depreciation and amortization to interest expense of not less than 1.10 to 1.00, 1.35 to 1.00 and 1.75 to 1.00 at the end of the second, third and fourth quarters of 2009, respectively.  If we fail to satisfy these new covenants during 2009, then the waived covenants will again be effective.

The modifications and waivers are as follows:

▪
Amendment Number 1 and Waiver to Credit Agreement dated March 27, 2009, by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnham Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. and Windsor Maritime Corp., TBS International Limited, TBS Shipping Services Inc. Bank of America, N.A., Citibank, N.A., DVB Group Merchant Bank (Asia) Ltd., TD Bank, N.A., Keybank, N.A., Capital One Leverage Finance Corp., Guaranty Bank, Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank (the "Bank of America Facility"); Exhibit 10.1

▪
First Amendatory Agreement dated March 23, 2009, by and among Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp. and Whitehall Marine Transport Corp., TBS International Limited, DVB Group Merchant Bank (Asia) Ltd., The Governor and Company of the Bank of Ireland, DVB Bank SE, Natixis, (the "DVB Facility"); Exhibit 10.2

▪
First Amendment to Loan Agreement dated March 27, 2009, by and among Amoros Maritime Corp., Lancaster Maritime Corp. and Chatham Maritime Corp., TBS International Limited, Sherwood Shipping Corp., and AIG Commercial Equipment Finance, Inc. (the "AIG Facility"); Exhibit 10.3

▪
Supplemental Letter to the Loan Agreement dated March 24, 2009, by and among Claremont Shipping Corp., Yorkshire Shipping Corp., TBS International Ltd. and Credit Suisse (the "Credit Suisse Facility"); Exhibit 10.4

▪
Supplemental Letter to the Loan Agreement dated March 10, 2009, by and among Grainger Maritime Corp., TBS International Limited and Joh. Berenberg, Gossler & Co. KG (the "Berenberg Facility"); Exhibit 10.5

▪	Supplemental Letter to the Loan Agreement dated March 2, 2009, by and among Dyker Maritime Corp., TBS International Limited and Commerzbank AG (the "Commerzbank Facility"); Exhibit 10.6

▪
Supplemental Agreement relating to the Term Loan Facility dated March 27, 2009, each among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., TBS International Limited and The Royal Bank of Scotland plc., Citibank N.A., Landesbank Hessen-Thuringen Girozentrale, Norddeutsche Landesbank Girozentrale, Alliance & Leicester Commercial Finance plc, and Bank of America, N.A. (the "RBS Facility"); Exhibit 10.7

▪
Supplemental Agreement relating to the Guarantee Facility Agreement dated March 27, 2009, each among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., TBS International Limited and The Royal Bank of Scotland plc. (the "RBS Guarantee"); Exhibit 10.8

▪
First Amendatory Agreement dated March 26, 2009, amending and supplementing the Bareboat Charter by and among Adirondack Shipping LLC, TBS International Limited and Fairfax Shipping Corp. dated as of January 24, 2007. Exhibit 10.9

▪
First Amendatory Agreement dated March 26, 2009, amending and supplementing the Bareboat Charter by and among Rushmore Shipping LLC, TBS International Limited and Beekman Shipping Corp. dated as of January 24, 2007. Exhibit 10.10

The modifications to our credit facilities also amended certain existing terms.  The amount available under the revolving credit portion of the Bank of America Facility was reduced from $125.0 million to $85.0 million.  The interest rate margins on the Bank of America Facility, the RBS Facility, DVB Facility and AIG Facility increased 1.75%.  The interest rate margins on the Credit Suisse Facility and Commerzbank Facility increased 1.70% and 1.50%, respectively.  The interest rate margin on the Berenberg Facility did not change.  The repayment term of the loans made under RBS Facility was reduced from 40 quarterly installments after the drawdown for the respective delivery advance to 20 quarterly installments.  The quarterly installments of $0.4 million due on each of the RBS loans have not unchanged.  The final payment due upon termination of the RBS Facility increased from $8.3 million to $16.6 million.  In connection with the loan modifications, we incurred financing costs of $3.0 million.  Copies of the waivers are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10.  The descriptions of the waivers contained herein are qualified in their entirety by reference to the full text of each of the waivers, which are hereby incorporated by reference.

If we remain in compliance with the new covenants, the lenders have agreed to waive the existing financial covenants through January 1, 2010.  We anticipate that we will meet the modified requirements.  Effective January 2, 2010 the original financial covenants will be reinstated.  A protracted global recession, including further deterioration in general economic and business conditions, may affect our ability to meet those reinstated covenants.  Failure to comply with any of the covenants under the credit facilities would result in a default.  This could cause the lenders to accelerate the timing of payments and exercise their lien on our assets, which would have a material adverse effect on our business, operations, financial condition and liquidity.  Based on current internal projections we anticipate that we will not meet the covenant requirements in 2010.  If we cannot satisfy the covenants in 2010, we will need to obtain additional waivers, modify the terms of the credit facilities or otherwise refinance our debts.  We believe that we have sufficient liquidity to meet our needs over the next twelve months based on our cash balance at December 31, 2008 of $131.2 million, measures management is taking to manage the business during the global financial crisis and operating cash flows.

Item 2.03    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL LIMITED

Date: April 2, 2009	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Executive Vice President and Chief Financial Officer